geron

Corporate Presentation
January 2017

John Scarlett, M.D., President & CEO
Olivia Bloom, EVP Finance & CFO
Anna Krassowska, Ph.D., Investor Relations

Forward-Looking Statements

Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this presentation regarding: (i) continued conduct by Janssen of IMbark™ or IMerge™; (ii) Janssen obtaining additional or more mature data from IMbark or IMerge; (iii) that Janssen will conduct any additional or further data reviews in IMbark or IMerge, and the timing of such data reviews; (iv) potential outcomes of any data reviews conducted by Janssen; (v) imetelstat having activity in MF, MDS or any other hematologic myeloid malignancies, including acute myeloid leukemia; (vi) imetelstat treatment suppressing the malignant clones underlying the disease in hematologic myeloid malignancies; (vii) the safety and efficacy of imetelstat; (viii) the potential receipt by Geron of additional payments up to a potential total of $900 million for the achievement of development, regulatory and commercial milestones, and royalties from sales of imetelstat under the collaboration agreement with Janssen; (ix) Geron's desire to diversify; (x) plans for presentation of clinical data at future medical conferences; (xi) financial projections and expectations; and (xii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) whether imetelstat will succeed in IMbark and IMerge by overcoming all of the clinical safety and efficacy, technical, scientific, manufacturing and regulatory challenges; (ii) whether health authorities permit IMbark or IMerge to continue to proceed; (iii) Janssen's ability to collect additional and more mature data from current clinical trials of imetelstat; (iv) whether Janssen continues to conduct IMbark or IMerge; (v) Geron's total dependence on Janssen for the development, regulatory approval, manufacture and commercialization of imetelstat, including the risks that if Janssen were to breach or terminate the collaboration agreement or otherwise fail to successfully develop and commercialize imetelstat and in a timely manner, or at all, Geron would not obtain the anticipated financial and other benefits of the collaboration agreement with Janssen and the clinical development or commercialization of imetelstat could be delayed or terminated; (vi) whether imetelstat is safe and efficacious, and whether any future efficacy or safety results may cause the benefit/risk profile of imetelstat to become unacceptable; (vii) whether imetelstat can be applied to any or to multiple hematologic malignancies; (viii) the fact that Geron may not receive any or limited milestone, royalty or other payments from Janssen because Janssen may terminate the collaboration agreement for any reason or because imetelstat is unsuccessful developmentally or commercially; (ix) the ability of Geron and Janssen to protect and maintain intellectual property rights for imetelstat; (x) the need for future capital; and (xi) whether Geron is able to acquire any new product candidates, programs or companies to enable it to diversify. Additional information on the above risks and uncertainties and other factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2016. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Geron Overview

Imetelstat's clinical activity suggests impact on underlying disease in hematologic myeloid malignancies

- Inhibiting telomerase activity impedes production of malignant cells
- First telomerase inhibitor in clinical development
- Molecular responses seen in essential thrombocythemia (ET) and remissions observed in myelofibrosis (MF) indicate disease-modifying activity in hematologic malignancies
- Phase 2 clinical development being pursued in MF and MDS

Insufficient options for myelofibrosis patients when front-line JAK inhibitor therapy ineffective

- High discontinuation rate (~75%) due to suboptimal response or loss of therapeutic effect
- Short median survival (~7 months) after ruxolitinib failure or discontinuation
- Challenging patient populations: COMFORT I spleen volume response rates not replicated in subsequent front- or second-line studies with other JAKis
- New treatment approaches needed to alter underlying disease

Conventional treatments for lower-risk myelodysplastic syndromes inadequate

- No new drugs approved for > 10 years; many patients are dependent on transfusions to treat chronic anemia characteristic of this disease
- Transfusions shorten median survival and increase risk of transformation to AML

Ongoing clinical trials being conducted by Janssen

- IMbark (Phase 2 MF study) initiated in September 2015
- IMerge (Phase 2/3 MDS study) initiated in January 2016
- 1st internal data review of both studies conducted in Q3 2016
- 2nd internal data review of both studies planned by the end of Q2 2017 to enable assessment of further development plans

Financial position provides strategic business options

- ~$129 million in cash and investments as of December 31, 2016 (unaudited)
- Ability to act on potential imetelstat development opportunities
- Pipeline diversification through possible acquisitions of new oncology products, programs or companies

Telomerase
A molecular target in oncology

Telomerase enzyme


RNA template (hTR)
Catalytic subunit (hTERT)


Telomeric DNA

Comprised of an RNA template component (hTR) and a reverse transcriptase catalytic protein subunit (hTERT)

Binds to the 3' strand of DNA and adds TTAGGG nucleotide repeats to offset the loss of telomeric DNA at the end of chromosomes that occurs with each replication cycle


chromosome
telomere

Telomerase
A target in hematologic malignancies

Normal hematopoietic progenitor cells



mature blood cells
hematopoietic progenitor cells
hematopoietic stem cell
normal blood counts
telomere length shortened
telomerase
upregulated
downregulated

Telomerase **transiently upregulated** to support **controlled proliferation**; not active in somatic cells

Malignant hematopoietic progenitor cells



immature and dysfunctional cells
malignant progenitor cells
malignant stem cell
abnormal blood counts
telomere length maintained
telomerase
continually upregulated

Telomerase **highly upregulated**, enabling continued and **uncontrolled proliferation**

Imetelstat

A first-in-class telomerase inhibitor


imetelstat
lipid tail
Imetelstat binds to RNA template of telomerase
telomere
Prevents binding by and maintenance of telomeres

- **Proprietary:** 13-mer thio-phosphoramidate oligonucleotide complementary to hTR, with covalently-bound lipid tail to increase cell permeability/tissue distribution
- **Long tissue residence time** in bone marrow, spleen, liver (0.19 – 0.51 µM observed in human bone marrow at 41 – 45 hours post 7.5 mg/kg dose)
- **Potent competitive inhibitor of telomerase**: IC50 = 0.5 – 10 nM (cell-free)
- **Target:** malignant progenitor cell proliferation
- **Clinical experience:** over 500 patients treated in Phase 1 and 2 trials; safety profile generally consistent
  - reported adverse events (AEs) and laboratory investigations include cytopenias, gastrointestinal symptoms, constitutional symptoms, hepatic biochemistry abnormalities
  - myelosuppression is dose-limiting toxicity observed (managed through dose holds and modification rules)

Hematologic Myeloid Malignancies
Arise from malignant progenitor cells in the bone marrow



ESSENTIAL THROMBOCYTHEMIA (ET)
platelets (abnormal)
POLYCYTHEMIA VERA (PV)
red blood cells (abnormal)
MYELOFIBROSIS (MF)
collagen and reticulin fibers (fibrosis)
malignant stem cell
malignant progenitor cell
malignant cell clone
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
ACUTE MYELOGENOUS LEUKEMIA (AML)
immature white cells

MF:
- ~3,000 cases diagnosed per year in the US
- ~13,000 people in the US living with MF
- ~70% of patients have high/intermediate-2 risk disease (population for most ongoing clinical trials)

MDS:
- ~12,000 cases diagnosed per year in the US
- ~60,000 people in the US living with MDS
- ~70% of patients have lower risk disease

AML:
- ~20,000 cases diagnosed per year in the US
- ~27% of patients diagnosed are alive after 5 years

Mehta et al, Leuk Lymphoma 2014, 55:595-600
Gangat et al, J Clin Oncol 2011, 29:392-397
Fenaux et al, Blood 2013; 121:4280-4286
NCI SEER database: www.seer.cancer.gov

Targeting MF and MDS

Telomerase: A mechanism to address the underlying disease



Myelofibrosis
malignant megakaryocyte clone (growth factor independent)
release of inflammatory cytokines and growth factors (interleukins, TGF-β)
collagen and reticulin fibers (fibrosis)
Disease targets:
• JAK/STAT signaling
• cytokine/growth factor function
• telomerase
phenotypic drivers: JAK/STAT signaling pathway gain-of-function mutations JAK2V617F, CALR, MPL
telomerase
malignant hematopoietic stem cell
malignant progenitor cells
Myelodysplastic Syndromes
driver mutations unknown
malignant myeloid clone
excessive growth factor signaling/ defects in cell maturation
anemia and other peripheral cytopenias
Disease targets:
• erythropoiesis stimulation
• growth factor function
• telomerase

Suppression of Malignant Clones by Imetelstat

Proof-of-concept in essential thrombocythemia

- **Molecular responses and allele burden reductions** in patients with JAK2V617F, CALR or MPL mutations, and others
- **Increases in average telomere length** in patients' granulocytes at time of best molecular response suggest recovery of normal hematopoiesis
- Ex vivo **suppression** of growth factor independent **proliferation of megakaryocytes** from patients

Pilot study in myelofibrosis

- Unprecedented **complete and partial remissions**
  - CR or PR: 21.2% (7/33) patients
  - median duration for CR 18 months (range 7 – 20+ at Dec, 2014)
- **Molecular remissions** in CR patients


A Cellularity of >95% at Baseline
B Grade 2 or 3 Fibrosis at Baseline
C Cellularity of 40% after 3 Months of Imetelstat Therapy
D Grade 0 Fibrosis after 3 Months of Imetelstat Therapy

Reversal of Bone Marrow Fibrosis in CR Patient

Baerlocher et al, NEJM 2015;373:920-928
Oppliger Leidengut et al, ASH 2015
Haubitz et al, ASH 2016
Tefferi et al, NEJM 2015;373:908-919

Myelofibrosis
Disease characteristics

- **Malignant clonal proliferation** and atypical megakaryocytic hyperplasia leads to bone marrow fibrosis and impaired hematopoiesis
  - **Fibrosis** thought to be induced by inflammatory cytokines produced by megakaryocytes originating from the malignant progenitor cell clone
  - **Constitutional symptoms** (e.g., fever, weight loss, night sweats, pruritus) present in approximately 35% of patients also thought to be due to cytokines produced by malignant megakaryocytes
  - Impaired bone marrow hematopoiesis shifts blood production to spleen and liver (palpable **splenomegaly** in approximately 80% of patients)
- **Serious and life-threatening** illness
  - Leukemic transformation to AML (blast-phase MF)
  - Thrombohemorrhagic complications associated with dysfunctional hematopoiesis


telomerase
cytokines
malignant progenitor cells
hyperproliferative megakaryocytes (malignant clone)
collagen and reticulin fibers (fibrosis)

Tefferi, JCO 2005; 23:8520-8530
Tefferi, Mayo Clin Proc 2012; 87:25-33
Gangat et al, JCO 2011; 29:392-397

Evolution of Therapy in High/Int-2 Risk MF
Treatment paradigm before ruxolitinib approval in Nov 2011

High or Intermediate-2 Risk MF

Conventional treatments
- drug therapies: e.g., hydroxyurea, steroids, immunomodulatory agents, androgens
- splenectomy, radiotherapy
- allogeneic hematopoietic cell transplantation (limited to very few eligible patients)

Median survival: 1-3 years

Clinical trials
- e.g., **ruxolitinib (oral JAK1/JAK2 inhibitor)**

COMFORT I
(vs. placebo at 24 weeks)
SVR: 42% vs. <1%
TSS: 46% vs. 5%
3-yr survival: 70% vs. 61%

COMFORT II
(vs. BAT incl. 47% HU, 16% steroids, 33% no therapy at 48 weeks)
SVR: 29% vs. 0%
3-yr survival: 79% vs. 59%

Regulatory co-primary endpoints established:
- **≥35%** reduction in spleen volume (**SVR**) by imaging
- **≥50%** improvement in Total Symptom Score (**TSS**)

Ruxolitinib (Jakafi®) approved
- High/Intermediate Risk MF November 2011

Gangat et al, JCO 2011; 29:392-397
Tefferi et al, Blood 2011; 117:3494-3504
Verstovsek et al, 2012 NEJM 2012;366:799-807
Harrison et al, 2012 NEJM 366:787-798
Jakafi prescribing information

Evolution of Therapy in High/Int-2 Risk MF
In 2017 a high unmet medical need remains

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Symptoms or splenomegaly
- treatment with ruxolitinib
- stay on drug as long as tolerated (conventional drugs viewed as ineffective, especially in advanced disease)

5-year discontinuation rate is ~75% (COMFORT I & II)
- major reasons:
  - **suboptimal response**
  - **loss of therapeutic effect**

After failure or discontinuation **median survival is ~7 months** (claims database analysis)

Harrison et al, ASH 2015
Gupta et al, ASCO 2016
Mehra et al, ASH 2016

Evolution of Therapy in High/Int-2 Risk MF
Defining patient populations in clinical trials

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Frontline (JAK inhibitor naïve)	Second line (JAK inhibitor exposed)	Relapsed/Refractory (JAK inhibitor failed)
• No prior treatment with a JAK inhibitor	• Prior treatment with a JAK inhibitor (e.g., for ≥28 days)	• Disease progression during or after treatment with a JAK inhibitor • Never responded to JAK inhibitor treatment

Evolution of Therapy in High/Int-2 Risk MF

Additional JAK inhibitors with Phase 3 results reported

	Frontline (JAK inhibitor naïve)	Second line (JAK inhibitor exposed)	Relapsed/Refractory (JAK inhibitor failed)
momelotinib JAK1/JAK2 inhibitor (oral)	**SIMPLIFY 1 (vs. ruxolitinib)** **SVR: 26.5%** vs. 29.0% TSS: non-inferiority not achieved		
pacritinib JAK2/FLT3/ IRAK1/CSF1R inhibitor (oral)	**PERSIST 1* (vs. BAT no JAKi** incl. ~38% no therapy**)** **SVR: 19%** vs. 5%		

* TSS was a secondary endpoint

ClinicalTrials.gov
Mesa et al, ASCO 2015
Gilead press release, Nov 16, 2016

Evolution of Therapy in High/Int-2 Risk MF

Additional JAK inhibitors with Phase 3 results reported

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	Frontline (JAK inhibitor naïve)	Second line (JAK inhibitor exposed)	Relapsed/Refractory (JAK inhibitor failed)
momelotinib JAK1/JAK2 inhibitor (oral)	**SIMPLIFY 1** **(vs. ruxolitinib)** **SVR: 26.5%** vs. 29.0% TSS: non-inferiority not achieved	**SIMPLIFY 2: >28days rux,** thrombocytopenic/anemic **(vs. BAT incl. ~88% rux)** **SVR: 6.7%** vs. 5.8% TSS (2°): not reported*	
pacritinib JAK2/FLT3/ IRAK1/CSF1R inhibitor (oral)	**PERSIST 1** **(vs. BAT no JAKi** incl. ~38% no therapy**)** **SVR: 19%** vs. 5%	**PERSIST 2:** $\leq 10^4/\mu L$ plts **(vs. BAT incl.~45% rux,** 19% HU, 19% no therapy**)** **SVR: 18%** vs. 3% TSS: 25% vs. 14% (~44% received prior rux; remainder naïve)	**PAC203**** (Patients who have failed prior rux therapy)

ClinicalTrials.gov
Mesa et al, ASCO 2015
Mascarenhas et al, ASH 2016
Gilead press release, Nov 16, 2016
CTI Biopharma press release, Jan 5, 2017

*Differences in favor of momelotinib were observed for the pre-specified secondary endpoints of TSS and one of the three anemia-related endpoints (transfusion independence), however, formal sequential statistical testing was not undertaken because the primary superiority endpoint was not achieved.

** To start in Q2 2017; definition of "failed" not disclosed

Evolution of Therapy in High/Int-2 Risk MF
Focusing imetelstat on relapsed or refractory patients

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imetelstat
telomerase
inhibitor
(intravenous)

Frontline (JAK inhibitor naïve)	**Second line (JAK inhibitor exposed)**	**Relapsed/Refractory (JAK inhibitor failed)**

Mayo Pilot Study
(All-comers High/Int-2 Risk MF incl. 48% JAKi exposed)
CR or PR: 21.2% (7/33)
median duration for CR: 18 months (range 7 to 20+)
Spleen responses (by palpation): 34.8% (8/23)
Spleen responses in JAKi exposed subgroup: 27.3% (3/11)

- **Unprecedented complete and partial remissions suggested disease-modifying activity**

IMbark

Phase 2 clinical trial being conducted by Janssen

(First patient: Sep 2015)

Define dosing and confirm activity in rigorously defined R/R population using established regulatory co-primary SVR/TSS endpoints

Tefferi et al, NEJM 2015;373:908-919
Tefferi, et al. ASH 2014

IMbark
Original study design

A multi-center, open label study being conducted by Janssen

- Objectives:
  - **Define proper dosing by evaluating potential therapeutic range of the drug**
    4.7 mg/kg q3w: lowest dose where telomerase inhibition is predicted
    9.4 mg/kg q3w: max dosing regimen derived from the Mayo Pilot Study
  - **Confirm efficacy in high unmet need population using current established regulatory endpoints**
- First patient dosed in September 2015; over 100 patients enrolled as of October 2016

Intermediate-2 or high risk myelofibrosis patients **relapsed/ refractory to JAK inhibitor** Treatment (N = ~200)

Randomize (1:1)

Imetelstat **9.4 mg/kg** every 3 weeks

Imetelstat **4.7 mg/kg** every 3 weeks

Co-1° Efficacy:
Spleen response rate* and symptom response rate**

2° Efficacy:
CR/PR and CI+, anemia response per 2013 IWG-MRT criteria, duration of responses, overall survival

Exploratory:
Cytogenetic and molecular responses, leukemia free survival

* ≥35% reduction in spleen volume at Week 24 from baseline by imaging scans

** ≥50% reduction in Total Symptom Score at Week 24 from baseline by the modified Myelofibrosis Symptom Assessment Form (MFSAF) version 2.0 diary

\+ Complete remission (CR) or partial remission (PR), and clinical improvement (CI) per modified 2013 IWG-MRT criteria

More information can be found on ClincialTrials.gov (NCT02426086).

Current Status of IMbark
Trial ongoing to evaluate more mature MF data

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First planned internal data review completed by Janssen in September 2016
- 20 patients from each dosing arm who had been followed for at least 12 weeks

Safety profile was consistent with previous imetelstat clinical trials in hematologic myeloid malignancies
- No new safety signals were identified

Activity in the 4.7 mg/kg dosing arm did not warrant further investigation of that dose
- Arm closed to new patient enrollment
- Patients may continue to receive imetelstat at 4.7 mg/kg
- Protocol amendment submitted to health authorities to allow dose increase to 9.4 mg/kg per investigator discretion

Encouraging trends in efficacy data observed in the 9.4 mg/kg dosing arm warrant further investigation
- Dosing continues at 9.4 mg/kg to obtain additional and more mature data, including longer follow-up at 24 weeks
- Meanwhile new patient enrollment suspended because insufficient number of patients met protocol defined interim criteria at 12 weeks to confirm dose

Second internal data review planned by the end of 2Q 2017
- Over 100 patients enrolled across both dosing arms as of October 2016
- Timing: allows for 24-week follow up of some more recently enrolled patients at the 9.4 mg/kg starting dose
- Objective: to assess whether 9.4 mg/kg is the appropriate starting dose for this patient population
  - enrollment at 9.4 mg/kg starting dose could resume to reach a total of ~100 patients for primary analysis, or
  - a new dosing arm could be added, or
  - the trial could be closed

Myelodysplastic Syndromes
Disease characteristics

- **Diverse group of clonal hematologic malignancies** with **disordered and ineffective production of the myeloid lineage** in the bone marrow characterized by abnormal cell morphology and counts (anemia and other cytopenias)
- Median age at diagnosis is ~70 years
- Up to 30% of patients progress to acute leukemia (AML)
- **Chronic anemia** is predominant clinical problem in lower risk MDS and many patients become dependent on transfusions
- **Transfusion dependency** may lead to iron overload and is associated with **shorter survival** (2 units red blood cells per month may reduce life expectancy by 50%) and **increased risk of transformation to AML**



telomerase
malignant progenitor cells
hyperproliferative myeloid cells (malignant clone)
anemia and other peripheral cytopenias

Sekeres, Natl Compr Canc Netw 2011; 9:57-63
Malcovati et al, JCO 2007; 25:3503-3510
Greenberg et al, Blood 1997; 89:2079-2028
Bejar & Steensma, Blood 2014; 124:2793-2803

Treatment Paradigm for Lower Risk MDS

No new drugs approved for >10 years

Lower Risk MDS

Median survival: 3.5 - 5.7 years

Approved or conventional treatments

Del 5q cytogenetic abnormality (5-20% patients)

Lenalidomide
- 55% to 65% RBC-TI (≥8 wk)
- median duration: 2-2.5 years

Non-del 5q

Erythropoiesis stimulating agents (ESAs)
- improvement in anemia in ~50% of patients
- median duration: ~2 years

HMAs
- mostly reserved for higher risk disease

Red blood cell transfusion dependent

Clinical trials
- e.g., imetelstat, luspatercept

Fenaux and Adès, Blood 2013; 121:4280-4286

Clinical Development in Lower Risk MDS

Chronic anemia remains an unmet need

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imetelstat
telomerase inhibitor

luspatercept
ligand trap inhibiting
TGF-β superfamily

Ringed sideroblast positive (~20% of lower risk MDS patients)

Ringed sideroblast negative (~80% of lower risk MDS patients)

Mayo Pilot Study:
IPSS int-1/int-2 RARS
3/8 (37.5%) transfusion dependent patients achieved RBC-TI ≥8 weeks
Median duration 28 weeks; 9, 28 and 37 weeks respectively

IMerge Phase 2/3:
Being conducted by Janssen
(First patient: Jan 2016)

PACE Phase 2:
IPSS low/int-1
11/22 (50%) patients transfused prior to study achieved RBC-TI ≥8 weeks; range: 9-80+ weeks
(Higher response rates in RS+ patients)

MEDALIST Phase 3:
(vs. placebo)
Ongoing

ClinicalTrials.gov: NCT02598661 (IMerge), NCT02631070 (MEDALIST)
Platzbecker et al, EHA 2016; Platzbecker et al, ASH 2016
Tefferi et al, ASH 2015; Tefferi et al, Blood Cancer Journal March 2016

IMerge
Study design

A multi-center, two part study being conducted by Janssen

- Objectives:
  - Part 1 (Phase 2) to evaluate safety and efficacy of imetelstat to advance to Part 2 based on positive assessment of **benefit-risk profile in significant unmet medical need population**
  - Part 2 (Phase 3) to compare imetelstat to placebo using **an established regulatory endpoint**
- Dosing regimen used in Mayo Clinic Pilot Study MDS-RARS cohort
- First patient dosed in January 2016; Part 1 fully enrolled



Transfusion Dependent Patients with IPSS Low/Intermediate-1 Risk MDS that is Relapsed/Refractory to Erythropoiesis Stimulating Agent (ESA) Treatment (N = ~200)
Phase 2
Part 1: single arm, open label (n = ~30)
Imetelstat
7.5mg/kg every 4 weeks
Phase 3
Part 2: randomized, double-blind, placebo-controlled (n = ~170)
Randomize (2:1)
Imetelstat (n = ~115)
7.5mg/kg every 4 weeks
Placebo (n = ~55)
1° Efficacy:
RBC Transfusion Independence (TI) ≥8 weeks
2° Efficacy:
RBC TI ≥24 weeks; time to and duration of RBC TI; hematologic improvement; CR or PR per 2006 IWG criteria, RBC transfusion requirement; myeloid growth factor use/dose; OS and time to progression to AML

Supportive care permitted in both arms: RBC transfusions, myeloid growth factors per investigator discretion as clinically needed and local guidelines

More information on ClinicalTrials.gov (NCT02598661)

Current Status of IMerge

Trial ongoing to evaluate more mature data

First internal data review completed by Janssen in September 2016

- Subset of patients in Part 1
- **Emerging safety and efficacy consistent with data reported from Mayo Clinic Pilot Study MDS-RARS cohort**
- Part 1 of the trial continues unmodified

Second internal data review planned by the end of 2Q 2017

- Timing: allows longer follow-up of all Part 1 patients
- Objective: to assess the benefit-risk profile of Part 1 for decision to move forward to Part 2
  - If Janssen moves forward with Part 2, the Phase 3 trial may be open for enrollment in mid-2017

Clinical data from Part 1 expected to be submitted for presentation at a future medical conference

Key Milestones for IMbark and IMerge

Expectations for 2017

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	1H 2017	2H 2017
IMbark myelofibrosis	**Internal data review** o to include patients from 9.4 mg/kg arm with at least 24 weeks follow-up	**Possible outcomes:** o enrollment is resumed at 9.4 mg/kg to reach a total of ~100 patients for primary analysis, or o new dosing arm is added, or o trial is closed
IMerge myelodysplastic syndromes	**Internal data review** o to include all patients in Part 1 (Phase 2)	**Possible outcomes:** o Part 2 (Phase 3) open for patient enrollment, or o trial is closed

Note: Clinical data are expected to be presented at a medical conference to be determined in the future.
Projected timelines are dependent on patient enrollment rates in clinical studies and study continuation.

Partnership with Janssen

Exclusive worldwide collaboration for imetelstat

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First Stage

IMbark (Phase 2 MF study)

Primary analysis*

IMerge (Phase 2/3 MDS study)

Continuation Stage

Phase 3: MF, MDS
Phase 2,3: AML

Phase 2: Additional exploratory indications

- Janssen conducting IMbark and IMerge
- Janssen to provide Continuation Decision following primary analysis of IMbark**

- Geron has Opt-In right to share further US development and promotion costs
- Under Opt-In, Geron may provide 20% of US selling effort with sales force personnel, in lieu of funding 20% of US promotion costs

First Stage Economics

Upfront	$35M
Cost Share	50% Geron 50% Janssen

Continuation Stage Economics

	Opt-In	Opt-Out
Cost Share	20% Geron 80% Janssen	100% Janssen
Continuation/US Rights Fee	$65M	$135M
Dev/Reg Milestones	up to $470M	up to $415M
Sales Milestones	up to $350M	up to $350M
Royalty % Tier***	Mid-teens to low twenties	Double digit to mid-teens

* Due to the current suspension of enrollment in IMbark, the timing of the protocol-specified primary analysis for the trial is uncertain and may be substantially delayed

** If IMbark is terminated early, or placed on clinical hold or suspended by a health authority for an extended period, then Janssen must instead notify Geron of their Continuation Decision ~24 months after the initiation of IMerge

*** Calculated on worldwide net sales in any countries where regulatory exclusivity exists or there are valid claims under patent rights covering composition of matter or methods of use exclusively licensed to Janssen

geron

Thank you

If you have any questions, please contact us:
investor@geron.com